Exhibit 10.5

PLAN OF MERGER

THIS PLAN OF MERGER is made on [ • ] 2025.

BETWEEN

(a)	WME Merger Sub Limited, an exempted company incorporated under the laws of the Cayman Islands on November 25, 2024, with its registered office situated at the office of Conyers Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands (“Merger Sub”);

(b)	Black Spade Acquisition II Co, an exempted company incorporated under the laws of the Cayman Islands on May 9, 2024, with its registered office situated at the office of Appleby Global Services (Cayman) Limited, 71 Fort Street, PO Box 500, Grand Cayman, Cayman Islands, KY1-1106 (“BSII” or the “Merger Surviving Company” and together with Merger Sub, the “Constituent Companies”); and

(c)	World Media and Entertainment Universal Inc., an exempted company incorporated under the laws of the Cayman Islands on February 7, 2023, with its registered office situated at the office of Conyers Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands (the “Company”).

WHEREAS

(a)	Merger Sub and BSII have agreed to merge (the “Merger”) on the terms and conditions contained or referred to in a Business Combination Agreement, dated as of January 27, 2025 as may be amended and modified from time to time, the “Agreement”), between BSII, the Company and Merger Sub, a copy of which is attached as Appendix I to this Plan of Merger and under the provisions of Part XVI of the Companies Act (As Revised) (the “Companies Act”), pursuant to which Merger Sub will merge with and into BSII and cease to exist, and the Merger Surviving Company will continue as the surviving company in the Merger at the Merger Effective Time.

(b)	The sole shareholder of Merger Sub and the shareholders of the Merger Surviving Company have authorised this Plan of Merger on the terms and subject to the conditions set forth herein and otherwise in accordance with the Companies Act.

(c)	Terms used in this Plan of Merger and not otherwise defined in this Plan of Merger shall have the meanings given to them in the Agreement.

INTERPRETATION

1.	The following rules apply in this Plan of Merger unless the context requires otherwise:

(a)	Headings are for convenience only and do not affect interpretation.

(b)	The singular includes the plural and the converse.

(c)	A gender includes all genders.

(d)	Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

(e)	A reference to any agreement, deed or other document (or any provision of it), includes it as amended, varied, supplemented, extended, replaced, restated or transferred from time to time.

(f)	A reference to any legislation (or any provision of it) includes a modification or re-enactment of it, a legislative provision substituted for it and any regulation or statutory instrument issued under it.

APPENDIX

Appendix I forms part of this Plan of Merger and shall have effect as if set out in full in the body of this Plan of Merger. Any reference to this Plan of Merger includes Appendix I.

CONSTITUENT COMPANIES

2. The constituent companies (as defined in the Companies Act) to the Merger are Merger Sub and BSII.

NAME OF THE SURVIVING COMPANY

3. The surviving company (as defined in the Companies Act) is the Merger Surviving Company which shall continue to be named “Black Spade Acquisition II Co”.

REGISTERED OFFICE

4. The registered office of BSII at the time of this Plan of Merger is at the office of Appleby Global Services (Cayman) Limited, 71 Fort Street, PO Box 500, Grand Cayman, Cayman Islands, KY1-1106. The registered office of Merger Sub is at the office of Conyers Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands. At the Merger Effective Time, the Merger Surviving Company shall have its registered office at the office of Conyers Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands.

AUTHORIZED AND ISSUED SHARE CAPITAL

5. Immediately prior to the Merger Effective Time (as defined below), the authorized share capital of Merger Sub is US$50,000 divided into 50,000 ordinary shares of US$1.00 par value per share (“Merger Sub Shares”), of which one Merger Sub Share has been issued and is fully paid and outstanding.

6. Immediately prior to the Merger Effective Time, the authorized share capital of BSII is US$16,650 divided into (a) 150,000,000 Class A ordinary shares of a par value of US$0.0001 each (“BSII Class A Ordinary Shares”), (b) 15,000,000 Class B ordinary shares of a par value of US$0.0001 each (“BSII Class B Ordinary Shares”), and (c) 1,500,000 preference shares of a par value of US$0.0001 each (“BSII Preference Shares”), of which [ • ] BSII Class A Ordinary Shares have been issued and are fully paid and outstanding, 3,825,000 BSII Class B Ordinary Shares have been issued and are fully paid and outstanding, and no BSII Preference Shares are issued and outstanding.

7. At the Merger Effective Time, the authorized share capital of the Merger Surviving Company shall be US$16,650 divided into (a) 150,000,000 Class A ordinary shares of a par value of US$0.0001 each (“Merger Surviving Company Class A Ordinary Shares”), (b) 15,000,000 Class B ordinary shares of a par value of US$0.0001 each (“Merger Surviving Company Class B Ordinary Shares”), and (c) 1,500,000 preference shares of a par value of US$0.0001 each (“Merger Surviving Company Preference Shares” and together with the Merger Surviving Company Class A Ordinary Shares and the Merger Surviving Company Class B Ordinary Shares, collectively the “Merger Surviving Company Shares”).

TERMS AND CONDITIONS OF THE MERGER

8. The terms and conditions of the Merger, including the manner and basis of converting shares in each Constituent Company into shares in the Merger Surviving Company or other property as provided in Section 233(5) of the Companies Act, including into Company Ordinary Shares, are set out in the Agreement.

9. The Company undertakes and agrees (it being acknowledged that the Company will be the sole shareholder of the Merger Surviving Company following the effectiveness of the Merger) in consideration of the Merger to issue the Company Exchange Shares in accordance with the terms of the Agreement.

10. At the Merger Effective Time, the rights and restrictions attaching to Merger Surviving Company Shares are set out in the amended and restated memorandum and articles of association of BSII adopted by special resolution on 13 August 2024 (the “Existing M&A”).

EFFECTIVE TIME

11. The Merger shall take effect on the date on which this Plan of Merger is registered by the Registrar of Companies in the Cayman Islands (the “Registrar”) in accordance with Section 233(13) of the Companies Act unless, with the agreement of the Company, the Constituent Companies shall deliver a notice to the Registrar signed by a director of each of the Constituent Companies specifying a later time and date in accordance with Section 234 of the Companies Act, in which case the effective time of the Merger shall be such later time and date specified in such notice to the Registrar (the “Merger Effective Time”).

PROPERTY

12. At the Merger Effective Time, all the rights, property of every description including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of the Constituent Companies shall vest in the Merger Surviving Company which shall be liable for and subject, in the same manner as the Constituent Companies, to all mortgages, charges, or security interests and all Contracts, obligations, claims, debts and liabilities of each of the Constituent Companies.

MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION

13. At the Merger Effective Time, the memorandum and articles of association of the Merger Surviving Company shall be in the form of the Existing M&A.

DIRECTORS BENEFITS

14. No amounts or benefits are or shall be paid or payable to any director(s) of either of the Constituent Companies consequent upon the Merger becoming effective.

DIRECTORS OF THE SURVIVING COMPANY

15. The name and address of the director[s] of the Merger Surviving Company is/are as follows:

NAME	ADDRESS
[ • ]	[ • ]
[ • ]	[ • ]

SECURED CREDITORS

16. Neither of the Constituent Companies has any secured creditors1 and neither Constituent Company has granted any fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

AMENDMENTS AND TERMINATION

17. At any time prior to the Merger Effective Time, this Plan of Merger may be amended by the board of directors of both BSII and Merger Sub in accordance with section 235(1) of the Companies Act, including to:

(a)	change the Merger Effective Time provided that the new Merger Effective Time shall not be a date later than the ninetieth (90th) day after the date of registration of this Plan of Merger by the Registrar; or

(b)	effect any changes to this Plan of Merger which the directors of both BSII and Merger Sub deem advisable, provided that such changes do not materially adversely affect any rights of the shareholders of BSII or Merger Sub, as determined by the directors of both the BSII and Merger Sub, respectively.

18. At any time prior to the Merger Effective Time, this Plan of Merger may be terminated by the board of directors of both the BSII and Merger Sub, provided that such termination is in accordance with section 12.01 of the Agreement.

19. If this Plan of Merger is amended or terminated in accordance with Clauses 17 or 18 after it has been filed with the Registrar but before it has become effective, the Constituent Companies shall file notice of the amendment or termination (as applicable) with the Registrar in accordance with Sections 235(2) and 235(4) of the Companies Act and shall distribute copies of such notice in accordance with section 235(3) of the Companies Act.

APPROVAL AND AUTHORIZATION

20. This Plan of Merger has been approved by the board of directors of each of Merger Sub and BSII pursuant to section 233(3) of the Companies Act.

21. This Plan of Merger has been authorized by the shareholders of each of Merger Sub and BSII pursuant to section 233(6) of the Companies Act.

1 Constituent companies to confirm.

COUNTERPARTS

22. This Plan of Merger may be executed and delivered (including by email of PDF or scanned versions or by facsimile transmission) in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

GOVERNING LAW

23. This Plan of Merger shall be governed by and construed in accordance with the laws of the Cayman Islands.

[Signature pages follow.]

IN WITNESS whereof this Plan of Merger has been entered into by the parties on the day and year first above written.

SIGNED for and on behalf of WME Merger Sub Limited	)
)

	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:	Director

SIGNED for and on behalf of BLACK SPADE ACQUISITION II CO	)
)

	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:	Director

SIGNED for and on behalf of WORLD MEDIA AND ENTERTAINMENT UNIVERSAL INC.	) )

	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:

Appendix I

Business Combination Agreement